UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PULMATRIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount previously paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION DATED DECEMBER 20, 2021

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Pulmatrix, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about December 30, 2021.

99 Hayden Avenue, Suite 390

Lexington, Massachusetts 02421

(781) 357-2333

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 10, 2022

December        , 2021

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Pulmatrix, Inc., a Delaware corporation (the “Company”). The meeting will be held on Thursday, February 10, 2022 at 8:30 a.m., Eastern Time. In light of the COVID-19 pandemic, for the safety of all, including our stockholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that the Special Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

The Special Meeting has been called by the Board of Directors to submit to stockholders for approval the following matters:

1.	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board of Directors of the Company, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, including stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors of the Company (the “Reverse Stock Split”) and included in a public announcement; and

2.	to approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

To participate in the Special Meeting virtually via the Internet, please visit www.proxydocs.com/PULM. In order to attend, you must register in advance at www.proxydocs.com/PULM prior to the deadline of February 9, 2022 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and to submit questions prior to the deadline of February 8, 2022 at 5:00 p.m. Eastern Time. You will not be able to attend the Special Meeting in person.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission (the “SEC”) “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Special Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about , 2021, rather than a paper copy of the Proxy Statement, the proxy card and our 2020 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2020, as amended. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Special Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. Only stockholders who held shares at the close of business on the record date, Friday, December 17, 2021 may vote at the Special Meeting. As an alternative to voting online during the Special Meeting, you may vote in advance of the Special Meeting, via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting. On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting virtually.

Thank you for your support of our company. I look forward to your virtual participation at the Special Meeting.

Sincerely,

Teofilo Raad
Chief Executive Officer and President

PULMATRIX, INC.

99 Hayden Avenue, Suite 390

Lexington, Massachusetts 02421

(781) 357-2333

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held February 10, 2021

The Board of Directors of Pulmatrix, Inc., a Delaware corporation (the “Company”), has called for a Special Meeting of stockholders (the “Special Meeting”) to be held on Thursday, February 10, 2022, at 8:30 a.m. Eastern Time, to be conducted in a virtual format only via live webcast at www.proxydocs.com/PULM. There is no physical location for the Special Meeting.

The Special Meeting has been called by the Board of Directors to submit to stockholders for approval the following matters:

	Special Meeting Proposals	Recommendation of the Board
(1)	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board of Directors of the Company, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, including stock held by the Company as treasury shares, at a ratio of 1-for 2 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors of the Company (the “Reverse Stock Split”) and included in a public announcement;	FOR

(2)	to approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.	FOR

Stockholders are referred to the accompanying proxy statement (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. No other matters will be considered at the Special Meeting. After careful consideration, the Board of Directors recommends that you vote FOR Proposal 1 and FOR Proposal 2.

Pursuant to the Company’s Restated Bylaws, as amended, the Board of Directors has fixed the close of business on December 17, 2021, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our common stock and our Series A Convertible Preferred Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Special Meeting and online during the Special Meeting.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission (the “SEC”) “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Special Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about , 2021, rather than a paper copy of the Proxy Statement, the proxy card and our 2020 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2020, as amended. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting virtually, we request that you complete, sign and submit your proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. The Proxy Statement and Notice of Internet Availability provide detailed instructions on how to submit your proxy via Internet, via telephone or by completing, signing and returning the enclosed proxy card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting virtually and vote during the meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board of Directors,

Teofilo Raad
Chief Executive Officer and President

December     , 2021

PULMATRIX, INC.

99 Hayden Avenue, Suite 390

Lexington, Massachusetts 02421

(781) 357-2333

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held February 10, 2022

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Pulmatrix” refer to Pulmatrix, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001 per share, and holders of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Pulmatrix, Inc. to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on February 10, 2022, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying form of proxy are dated December    , 2021 and are expected to be first sent or given to stockholders on or about December   , 2021.

The executive offices of the Company are located at, and the mailing address of the Company is, 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 10, 2022:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, a form of the proxy card, and our Annual Report available to stockholders electronically via the Internet at the following website: www.proxydocs.com/PULM.

On or about December        , 2021, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also, on or about December         , 2021, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about December         , 2021, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to, at the discretion of the Board of Directors of the Company, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, including stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors of the Company and included in a public announcement (such action, the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal”); and

(2)	to approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this Proxy Statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock and/or Preferred Stock held in each of your different accounts to ensure that all of your shares are voted.

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on December 17, 2021 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 56,249,062 shares of common stock were issued and outstanding and 6,745.0008 shares of Preferred Stock, convertible into 11,241,668 shares of common stock, were issued and outstanding and entitled to vote.

Who is entitled to vote at the Special Meeting?

Holders of record of our common stock and our Preferred Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Holders of record of shares of common stock have the right to vote on all matters brought before the Special Meeting. Holders of records of shares of Preferred Stock have the right to vote only on the Reverse Stock Split Proposal. Holders of common stock and Preferred Stock will vote on the Reverse Stock Split Proposal as a single class.

You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the Internet.

What are the voting rights of the stockholders?

Each holder of record of our common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Special Meeting.

Each holder of record of our Preferred Stock may only vote on the Reverse Stock Split Proposal, and is entitled to 8,333,333 votes per share of Preferred Stock, which represents 5,000 votes for each share of common stock underlying the Preferred Stock as of the Record Date, provided that such votes cast by holders of our Preferred Stock shall be voted in the same proportion as the aggregate shares of common stock are voted (excluding any shares of common stock that are noted voted) on such proposal at the Special Meeting.

What constitutes a quorum at the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of common stock and Preferred Stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the Chairman of the meeting may adjourn the meeting from time to time to another place, if any, date or time.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with VStock Transfer, LLC, the Company’s stock transfer agent (the “Transfer Agent”), you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

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What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Reverse Stock Split Proposal and Proposal 2 are considered “routine” matters. Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on the Reverse Stock Split Proposal and Proposal 2.

How do I vote my shares?

If you are a record holder, you may vote your shares of common stock or Preferred Stock at the Special Meeting in person or by proxy. To vote in person by virtually attending the Special Meeting, or to vote by proxy, you may choose one of the following methods to vote your shares:

●	During the meeting: you may vote in person by virtually attending the Special Meeting through www.proxydocs.com/PULM. To attend the Special Meeting virtually, you must register in advance at www.proxydocs.com/PULM prior to the deadline of February 9, 2022 at 5:00 p.m. Eastern Time. Please have your Stockholder Control Number, which can be found on the Notice of Internet Availability or proxy card that is sent to you, when you vote online during the Special Meeting.

●	Via Internet: as prompted by the menu found at www.proxypush.com/PULM, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the Notice of Internet Availability or proxy card that is sent to you, when you access this voting site.

●	Via telephone: call 1-866-243-5096 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the Notice of Internet Availability or proxy card that is sent to you, when you call.

●	Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Teofilo Raad to serve as the proxy for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxy will vote your shares “FOR” the Reverse Stock Split Proposal and “FOR” Proposal 2 in accordance with the Board’s recommendations. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

4

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person virtually at the Special Meeting, you must register in advance at www.proxydocs.com/PULM prior to the deadline of February 9, 2022 at 5:00 p.m. Eastern Time. Please have your Stockholder Control Number, which can be found on the voter instruction form, when you access the website. You will be required to obtain a legal proxy from your broker, bank or other nominee and submit a copy in advance of the Special Meeting. Further instructions will be provided to you as part of the registration process. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to register prior to the deadline of February 9, 2022 at 5:00 p.m. Eastern Time and obtain a legal proxy from your bank, broker or other nominee, you will not be able to vote your nominee-held shares during the Special Meeting.

Who counts the votes?

All votes will be tabulated by Mediant Communications, Inc., the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person virtually at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares virtually during the meeting by following the instructions under “How do I vote my shares?”

If you hold your shares in “street name,” you may vote your shares in person virtually during the meeting by following the instructions under “How do I vote my shares?”

Even if you currently plan to attend virtually the Special Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend virtually the Special Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

1. Reverse Stock Split Proposal:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

2. Adjournment Proposal:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” Proposal 1, the Reverse Stock Split Proposal.

“FOR” Proposal 2, the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” Proposal 1, the Reverse Stock Split Proposal.

“FOR” Proposal 2, the Adjournment Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be able to vote those shares with respect to the Reverse Stock Split Proposal and the Adjournment Proposal. See “What is a broker non-vote?”

5

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time before it is voted at the Special Meeting by any of the following means:

●	Virtually attending the Special Meeting and voting again online during the Special Meeting. Your virtual attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares online during the Special Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

●	Voting again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy that is submitted prior to the Special Meeting will be counted).

●	Giving written notice of revocation to the Company addressed to Michelle S. Siegert, VP, Finance, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on February 9, 2022.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Proposal 1, the Reverse Stock Split Proposal: The approval of the Reverse Stock Split Proposal requires the affirmative vote of the majority of the voting power of the outstanding shares of common stock and Preferred Stock entitled to vote on the proposal, voting together as a single class.

Proposal 2, the Adjournment Proposal: The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal. Only the holders of outstanding shares of common stock are entitled to vote on this proposal.

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Special Meeting, either in person, which would include virtual attendance at the Special Meeting, or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”

An abstention will have the same effect as a vote cast against the Reverse Stock Split Proposal and will have no effect on the Adjournment Proposal. Broker non-votes are not applicable and will have no effect on the Reverse Stock Split Proposal and the Adjournment Proposal because if you do not give your broker specific instructions on how to vote your shares with respect to the Reverse Stock Split Proposal or the Adjournment Proposal, your broker may vote your shares at its discretion.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

6

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Access, we have engaged Kingsdale Advisors (“Kingsdale”), the proxy solicitation firm hired by the Company, at an approximate cost of $12,000, to solicit proxies on behalf of our Board. Kingsdale may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Our officers, directors and employees may also solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find the voting results of the Special Meeting?

We expect to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our VP, Finance, Michelle S. Siegert, at 781-357-2333 or the firm assisting us in the solicitation of proxies, Kingsdale Advisors, by calling toll-free at 877-659-1820 or collect at 416-867-2272, or via e-mail at contactus@kingsdaleadvisors.com.

7

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock, including, for this purpose, shares of common stock issuable upon the conversion of the Preferred Stock, as of December 17, 2021 by (i) each person known to us to beneficially own five percent (5%) or more of our common stock (including shares issuable upon the exercise of the Preferred Stock), (ii) each director and named executive officer and (iii) all of our directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them and have an address of c/o Pulmatrix Inc., 99 Hayden Avenue, Suite 390, Lexington, MA 02421, unless otherwise noted. Percentage of ownership is based on 56,249,062 shares of common stock issued and outstanding as of December 17, 2021.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of December 17, 2021 by that stockholder are deemed outstanding.

Name	Number of Shares Beneficially Owned (1)	Percentage of Shares outstanding(1)	Beneficially Owned as a result of stock ownership(1)	Beneficially Owned as a result of stock option ownership(1)	Beneficially Owned as a result of warrant ownership(1)
Named Executive Officers and Directors
Richard Batycky, Ph.D.	25,698	*	492	25,206	—
Todd Bazemore	13,124	*	—	13,124	—
Christopher Cabell M.D.	15,623	*	—	15,623	—
Michael J. Higgins	52,686	*	—	52,686	—
Teofilo Raad	1,187,774	2.1%	—	1,187,774	—
Michelle S. Siegert	179,535	*	1,186	178,349	—
Anand Varadan (2)	—	—	—	—	—
All directors and executive officers as a group of seven persons	1,474,440	2.6%	1,678	1,472,762	—
5% Stockholders
CVI Investments, Inc. (3)	3,500,000	6.2%	3,500,000	—	—
Armistice Capital LLC (4)	4,653,514	7.8%	4,653,514	—	—
Intracoastal Capital LLC(5)	5,233,555	8.7%	2,863,555	—	2,370,000

*	Less than 1%.
(1)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock issuable upon the exercise of stock options and warrants that are currently exercisable or will become exercisable within sixty (60) days of December 17, 2021.
(2)	Mr. Anand Varadan was appointed to the Board, effective July 26, 2021.
(3)	This information is based on the information reported on the Schedule 13G filed on February 24, 2021 by CVI Investments, Inc. and Heights Capital Management, Inc. CVI Investments, Inc (“CVI”) and Heights Capital Management, Inc. (“Heights”) are the beneficial owners of 3,500,000 shares of common stock. Heights is the investment manager of CVI and, as such, may exercise voting and dispositive power over these shares and may be deemed to be the beneficial owner of these shares. CVI and Heights have shared voting power and shared dispositive power over such shares of common stock. As of December 17, 2021, CVI owns warrants that would be exercisable up to 2,461,111 additional shares of common stock, except for a limitation set forth in the warrant agreements that restricts CVI’s ability to exercise the warrants if such exercise would result in CVI (including its affiliates) owning more than 4.99% of the Company’s currently outstanding number of shares of common stock. The principal address of CVI is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands.
(4)	This information is based on the information reported on the Schedule 13G filed on April 24, 2020 by Armistice Capital, LLC and other information available to the Company in connection with the sale of the Preferred Stock. Armistice Capital, LLC (“Armistice”) is the beneficial owner of 1,320,180 shares of common stock and 3,333,334 shares of common stock issuable upon conversion of the Preferred Stock. As of December 17, 2021, Armistice owns warrants that would be exercisable up to 3,947,164 additional shares of common stock, except for a limitation set forth in the warrant agreements that restricts Armistice’s ability to exercise the warrants if such exercise would result in Armistice owning more than 4.99% of the Company’s currently outstanding number of shares of common stock. The principal address of Armistice is 510 Madison Avenue, 7th Floor New York, NY 10022.
(5)	This information is based on the information reported on the Schedule 13G filed on April 17, 2019, as amended by Intracoastal Capital LLC (“Intracoastal”) and other information available to the Company in connection with the sale of the Preferred Stock. Intracoastal reported that the securities are beneficially owned by Mitchell P. Kopin and Daniel B. Asher. The principal address of Intracoastal Capital LLC is 245 Palm Trail, Delray Beach, Florida 33483.

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PROPOSAL 1: APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CHARTER TO EFFECT THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), currently authorizes the Company to issue a total of 200,500,000 shares of capital stock, consisting of 200,000,000 shares of common stock, par value $0.0001 per share, and 500,000 shares of preferred stock, par value $0.0001 per share.

On December 15, 2021, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the common stock at a ratio of 1-for-2 to 1-for-20, including shares held by the Company as treasury shares, with the exact ratio within such Range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 20 shares of our outstanding common stock would be combined and reclassified into one share of common stock. In addition, following the effectiveness of the Reverse Stock Split, each outstanding and issued share of Preferred Stock that has not already been voluntarily converted to common stock will be converted into approximately 1,666.66 pre-Reverse Stock Split shares of common stock, subject to the satisfaction of certain conditions as further described below. For additional information concerning the treatment of Preferred Stock in connection with the Reverse Stock Split, see “—Background on our Series A Convertible Preferred Stock” for more information.

The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the common stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the common stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

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Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our common stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

We believe that the Reverse Stock Split, if necessary, is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. The Nasdaq Capital Market requires, among other criteria, that the Company maintain of a continued price of at least $1.00 per share. On the Record Date, the last reported sale price of our common stock on The Nasdaq Capital Market was $0.4750 per share. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our common stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our common stock and may facilitate future sales of our common stock. The Reverse Stock Split could also increase interest in our common stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.

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The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-20. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of common stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.0001.

As of the Record Date, the Company had approximately 56,249,062 shares of common stock outstanding and 6,745.0008 shares of Preferred Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-10, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately 6,749,073 shares (which assumes all of the Preferred Stock has been converted into common stock on a 1-for-1,666.66 pre-Reverse Stock Split basis).

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans. If the Reverse Stock Split is effected, the terms of equity awards granted under the Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan (the “Incentive Plan”), Pulmatrix Operating’s 2013 Employee, Director and Consultant Equity Incentive Plan (the “Original 2013 Plan”) and Pulmatrix Operating’s 2003 Employee, Director, and Consultant Stock Plan (the “2003 Plan”), including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of common stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split. New awards may no longer be granted under the Original 2013 Plan nor the 2003 Plan, but any outstanding awards granted under those plans will remain outstanding and subject to the terms and conditions of each of the Original 2013 Plan and 2003 Plan and the applicable award agreement.

Effects of the Reverse Stock Split on Voting Rights. Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split.

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Effects of the Reverse Stock Split on Regulatory Matters. The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital. The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 200,500,000 shares, consisting of 200,000,000 shares of Common Stock and 500,000 shares of preferred stock.

Background on our Series A Convertible Preferred Stock

On December 17, 2021, the Company closed a preferred stock financing, in which the Company issued 6,745.0008 shares of Series A Convertible Preferred Stock with an aggregate stated value of $6.75 million. Each share of Preferred Stock is initially convertible into 1,666.66 pre-Reverse Stock Split shares of common stock. The terms of the Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) filed with the State of Delaware and were made effective on December 15, 2021.

The shares of Preferred Stock do not have any voting rights except with respect to the Reverse Stock Split Proposal presented at this Special Meeting, a proposal to reduce our authorized shares of common stock or otherwise as required by law. In addition, as long as any shares of Preferred Stock are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation, (b) amend the Company’s certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Preferred Stock, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing. With respect to the Reverse Stock Split Proposal, each share of Preferred Stock is entitled to 8,333,333 votes per share of Preferred Stock, which represents 5,000 votes per share of common stock underlying the Preferred Stock, provided, that the votes cast by holders of our Preferred Stock by the holders of Preferred Stock will be voted in the same proportion as the aggregate votes cast by the holders of common stock at the Special Meeting.

The Company determined to provide the investors purchasing the Preferred Stock with these negotiated terms, in order to secure investors committed to voting for the Reverse Stock Split Proposal presented at this Special Meeting. The shares of Preferred Stock are outstanding as of the Record Date for this Special Meeting. The holders of Preferred Stock are not entitled to vote on the Adjournment Proposal.

If the Reverse Stock Split is effected, any shares of Preferred Stock that have not already converted to common stock will be subject to conversion into common stock on the date of the Reverse Stock Split pursuant to the forced conversion mechanics established in the Certificate of Designation, and subject to the satisfaction of certain equity conditions also set forth therein: (a) any liquidated damages incurred under the Certificate of Designation, if any, and other amounts owed to the holder of Preferred Stock have been paid; (b) there is an effective registration statement pursuant to which the Company can issue the common stock or the holder can resell such shares, or all such shares of common stock can be sold under Rule 144 promulgated under the Securities Act without registration, or all shares of common stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”) may be issued to the holder pursuant to Section 3(a)(9) of the Securities Act and immediately resold without restriction; (c) the common stock and all of the Conversion Shares are listed for trading on a stock exchange; (d) there is a sufficient number of authorized but unissued or otherwise unreserved shares of common stock for the issuance of all such Conversion Shares; (e) the issuance of the Conversion Shares will not result in the holder holding more than 4.99% or 9.99%, as applicable to each holder, of the outstanding common stock of the Company; (f) there has been no public announcement of a fundamental or change in control transaction involving the Company; (g) the holder of the Preferred Stock is not in possession of material, non-public information provided by the Company or any of its officers, directors, employees, agents or affiliates; and (h) we shall have honored all optional conversions prior to such date. If such equity conditions are not satisfied as of the date of the Reverse Stock Split, but are satisfied within fifteen trading days of the Reverse Stock Split, then the Preferred Stock will convert to common stock on such date, otherwise the Preferred Stock will be convertible into common stock at any time thereafter at the option of the holder.

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Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of common stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of common stock will be:

●	rounded up to the nearest whole share of common stock, if such shares of common stock are held directly; or
●	rounded down to the nearest whole share of common stock, if such shares are subject to an award granted under the Incentive Plan, the Original 2013 Plan or the 2003 Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-20.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;
●	the per share price of our common stock immediately prior to the Reverse Stock Split;
●	the expected stability of the per share price of our common stock following the Reverse Stock Split;
●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split is in the best interests of the Company and its stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “— Determination of the Reverse Stock Split Ratio” above. We expect that the primary focus of the Board in determining whether or not to file the Reverse Stock Split Charter Amendment will be whether we will be able to obtain and maintain of a continued price of at least $1.00 per share of our common stock on The Nasdaq Capital Market without effecting the Reverse Stock Split.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

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Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

No fractional shares will be issued. The Board has determined to issue, in exchange for the consideration to the Company specified in the resolutions of the Board, that number of fractions of a share to ensure that any fractional share resulting from the Reverse Stock Split will be rounded up to the next whole share.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

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Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;
●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split common stock for post-Reverse Stock Split common stock. The aggregate tax basis of the post-Reverse Stock Split common stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split common stock should include the period during which the stockholder held the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of common stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-Reverse Stock Split share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of common stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Required Vote

Pursuant to the Delaware General Corporation Law and our organizational documents, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock and Preferred Stock entitled to vote at the Special Meeting, and voting together as a single class, is required to approve the Reverse Stock Split Proposal.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the amendment to the Company’s Charter to effect the Reverse Stock Split.

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PROPOSAL 2: TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s common stock and Preferred Stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Reverse Stock Split, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.

Only holders of our common stock are entitled to vote on the Adjournment Proposal, as the shares of Preferred Stock do not have any voting rights except with respect to the Reverse Stock Split Proposal presented at this Special Meeting or otherwise as required by law.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our common stock and Preferred Stock, as counted to mirror the common stock votes cast, will vote against the Reverse Stock Split Proposal, we could adjourn or postpone the Special Meeting without a vote on the Reverse Stock Split Charter Amendment and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal.

16

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If two or more stockholders share an address, we may send a single copy of this proxy statement and other soliciting materials, as well as the 2020 Annual Report to the shared address, unless we have received contrary instructions from one or more of the stockholders sharing the address. If a single copy has been sent to multiple stockholders at a shared address, we will deliver a separate proxy card for each stockholder entitled to vote. Additionally, we will send an additional copy of this proxy statement, other soliciting materials and the 2020 Annual Report promptly upon oral or written request by any stockholder to our Corporate Secretary, Pulmatrix, Inc., 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421; telephone number (781) 357-2333. If any stockholders sharing an address receive multiple copies of this proxy statement, other soliciting materials and the 2020 Annual Report and would prefer in the future to receive only one copy, such stockholders may make such request to our Corporate Secretary at the same address or telephone number.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

As previously stated in the Company’s proxy statement filed with the SEC on April 29, 2021, pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2022 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than December 30, 2021, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our corporate offices at 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421, Attn: Secretary.

Stockholders wishing to nominate a director or submit proposals to be presented directly at the 2022 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421 no earlier than February 17, 2022 and no later than the close of business on March 19, 2022. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice provisions in the Bylaws, subject to applicable rules of the SEC.

A copy of our 2020 Annual Report on Form 10-K, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Pulmatrix, Inc., Attention: Investor Relations, 99 Hayden Avenue, Suite 390, Lexington, Massachusetts 02421.

17

ANNEX A

Form of Reverse Stock Split Charter Amendment

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PULMATRIX, INC.

Pulmatrix, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split at a ratio of 1-for-[●], (ii) declaring such amendment to be advisable and in the best interest of the Corporation and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2. Upon this Certificate of Amendment becoming effective, Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding the following new paragraph at the end of such article:

“E. Reverse Stock Split.

1. Effective at 4:05 p.m., Eastern Time, on [●], 2022 (the “2022 Split Effective Time”), every [●] ([●]) shares of common stock issued and outstanding or held by the Corporation as treasury shares as of the 2022 Split Effective Time shall automatically, and without action on the part of the stockholders, convert and combine into one (1) validly issued, fully paid and non-assessable share of common stock, without effecting a change to the par value per share of common stock (the “2022 Reverse Split”). In the case of a holder of shares not evenly divisible by [●] ([●]), in lieu of a fractional share of common stock, such holder shall receive an additional share of common stock. As of the 2022 Split Effective Time and thereafter, a certificate(s) representing shares of common stock prior to the 2022 Reverse Split is deemed to represent the number of post-2022 Reverse Split shares into which the pre-2022 Reverse Split shares were converted.”

3. Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

4. This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Amended and Restated Certificate of Incorporation.

5. This Certificate of Amendment shall become effective at [4:05] p.m., Eastern Time, on [●], 2022.

[Remainder of Page Intentionally Left Blank]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●], 2022.

PULMATRIX, INC.,
a Delaware corporation

By:
Name:
Title:

PULMATRIX

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/PULM** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-243-5096** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
	To attend the meeting online and/or participate in and vote online during the meeting, you must register in advance at www.proxydocs.com/PULM prior to the deadline of February 9, 2022 at 5:00 p.m. Eastern Time.

Pulmatrix, Inc.

Special Meeting of Stockholders

For Stockholders as of December 17, 2021

TIME: Thursday, February 10, 2022 08:30 AM, Eastern Time
PLACE: Special Meeting to be held live via the Internet - please visit www.proxydocs.com/PULM for more details.

This proxy is being solicited on behalf of the Board of Directors

The stockholder(s) signing on the reverse side (the "undersigned") hereby appoints Teofilo David Raad as proxy of the undersigned (the "Named Proxy"), with full power of substitution, and authorizes him, to virtually attend the Special Meeting of Pulmatrix, Inc. to be held on February 10, 2022, and all adjournments and postponements thereof, and to vote all the shares of common stock of Pulmatrix, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such proxy to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" Proposal 1 and "FOR" Proposal 2. In his discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Pulmatrix, Inc.

Special Meeting of Stockholders
Common Stock

Please make your marks like this: ☒ **Use dark black pencil or pen only**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

PROPOSALS 1 AND PROPOSAL 2

To attend the meeting online and/or participate in and vote online during the meeting, you must register in advance at www.proxydocs.com/PULM prior to the deadline of February 9, 2022 at 5:00 p.m. Eastern Time.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

PULMATRIX

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/PULM** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-243-5096** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
	To attend the meeting online and/or participate in and vote online during the meeting, you must register in advance at www.proxydocs.com/PULM prior to the deadline of February 9, 2022 at 5:00 p.m. Eastern Time.

Pulmatrix, Inc.

Special Meeting of Stockholders

For Stockholders as of December 17, 2021

TIME: Thursday, February 10, 2022 08:30 AM, Eastern Time
PLACE: Special Meeting to be held live via the Internet - please visit www.proxydocs.com/PULM for more details.

This proxy is being solicited on behalf of the Board of Directors

The stockholder(s) signing on the reverse side (the "undersigned") hereby appoints Teofilo David Raad as proxy of the undersigned (the "Named Proxy"), with full power of substitution, and authorizes him, to virtually attend the Special Meeting of Pulmatrix, Inc. to be held on February 10, 2022, and all adjournments and postponements thereof, and to vote all the shares of preferred stock of Pulmatrix, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matter specified.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" Proposal 1.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Pulmatrix, Inc.

Special Meeting of Stockholders
Preferred Stock

Please make your marks like this: X Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

PROPOSALS 1 AND PROPOSAL 2

To attend the meeting online and/or participate in and vote online during the meeting, you must register in advance at www.proxydocs.com/PULM prior to the deadline of February 9, 2022 at 5:00 p.m. Eastern Time.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date Signature (if held jointly) Date